THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM
REGISTRATION  UNDER  THE  ACT  AND  APPLICABLE  STATE  LAW  IS  AVAILABLE.

                                     WARRANT

                               STAR E MEDIA CORP.

              (Incorporated under the laws of the State of Nevada)

     THIS IS TO CERTIFY that, for value received, Bathgate Capital Partners, LLC, a Colorado limited liability company (the "Holder") is entitled to, within the time frame set forth in Section 1 below ("Exercise Period", which shall end on the "Expiration Date"), but not thereafter, to subscribe for, purchase and receive up to Twenty Three Thousand (23,000) fully paid and nonassessable shares of the common stock (the "Common Stock" or the "Warrant Securities"), of Star E Media Corp., a Nevada corporation (the "Company"), at the exercise price set forth below ("Exercise Price"), but subject to adjustment as provided in Section 2 below, upon payment by cashier's check or wire transfer of the Exercise Price for such shares of the Common Stock to the Company at the Company's offices. The Exercise Price shall be Fifty Cents ($0.50) per share.

1.     Exercise  of  Warrant.  The warrants may be exercised at any time or from
       ---------------------
time to time during the Exercise Period (as defined below) by presentation and surrender hereof to the Company of a notice of election to purchase duly executed and accompanied by payment by cashier's check or wire transfer of the Exercise Price for the number of shares specified in such election. The Exercise Period shall be from time to time before 5:00 p.m., California time, on June 27, 2005.

2.     Adjustment  in  Number  of  Shares.
       ----------------------------------

     (A)     Adjustment for Reclassifications.  In case at any time or from time
             --------------------------------
to time after the issue date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock split, spin-off, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary's capital stock), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the issue date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any such adjustment, the Exercise Price shall be adjusted proportionally.

     (B)     Adjustment for  Reorganization,  Consolidation, Merger.  In case of
             -------------------------------------------------------
any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the issue date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

3.     Manner of Exercise.  In case of the purchase of less than all the Warrant
       --------------------
Securities, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new warrant of like tenor for the balance of the Warrant Securities. Upon the exercise of this Warrant, the issuance of certificates for securities, properties or rights underlying this Warrant shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder including, without limitation, any tax that may be payable in respect of the issuance thereof, and such certificates shall be issued in such names as may be directed by the Holder; provided, however, that the Company shall not be required to pay any tax in respect of income or capital gain of the Holder or any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder (a "Transfer Tax"), and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such Transfer Tax or shall have established to the satisfaction of the Company that any such Transfer Tax has been paid.

     If and to the extent this Warrant is exercised, in whole or in part, the Holder shall be entitled to receive a certificate or certificates representing the Warrant Securities so purchased, upon presentation and surrender to the Company of this Warrant, with the form of election to purchase attached hereto duly executed, and accompanied by payment of the purchase price.

4.     Registration  Rights.  If  the  Company  at any time proposes to register
       --------------------
any of its securities under the Act, including under an SB-2 or S-1 Registration Statement or otherwise, it will each such time give written notice to all holders of outstanding warrants of its intention so to do. Upon the written request of a holder or holders of any such warrants given within 30 days after receipt of any such notice, the Company will use its best efforts to cause all shares underlying the exercise of such warrants to be registered under the Act (with the securities which the Company at the time propose to register); provided, however, that the Company may, as a condition precedent to its effective such registration, require each Holder to agree with the Company and the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration that such Holder will not sell any securities of the same class or convertible into the same class as those registered by the Company (including any class into which the securities registered by the Company are convertible) for such reasonable period after such registration becomes effective (not exceeding 90 days) as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Company's offering would be materially adversely affected in the absence of such an agreement. All expenses incurred by the Company in complying with this Section, including without limitation all registration and filing fees, listing fees, printing expenses, fees and disbursements of all independent accountants, or counsel for the Company and the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or blue sky laws of any jurisdiction shall be paid by the Company.

5.     No  Requirement  to Exercise.  Nothing contained in this Warrant shall be
       ----------------------------
construed as requiring the Holder to exercise this Warrant prior to or in connection with the effectiveness of a registration statement.

6.     No  Stockholder Rights.  Unless and until this Warrant is exercised, this
       ----------------------
Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and, no dividends shall be payable or accrue in respect of this Warrant.

7.     Exchange.  This  Warrant is exchangeable upon the surrender hereof by the
       --------
Holder to the Company for new warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Securities purchasable hereunder, each of such new warrants to represent the right to purchase such number of Warrant Securities as shall be designated by the Holder at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the company of all reasonable expenses incidental thereto, and upon surrender and cancellation hereof, if mutilated, the Company will make and deliver a new warrant of like tenor and amount, in lieu hereof.

8.     Elimination  of  Fractional Interests.  The Company shall not be required
       -------------------------------------
to issue certificates representing fractions of securities upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests. All fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of securities, properties or rights receivable upon exercise of this Warrant.

9.     Reservation  of  Securities.  The  Company shall at all times reserve and
       ---------------------------
keep available out of its authorized shares of Common Stock or other securities, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise hereof.

10.    Notices  to  Holder.  If  at  any  time  prior to the expiration of  this
       -------------------
Warrant  or  its  exercise,  any  of  the  following  events  shall  occur:

     (a) the Company shall take a record of the holders of any class of its securities for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

     (b) the Company shall offer to all the holders of a class of its securities any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option or warrant to subscribe therefor; or

     (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more said events, the Company shall give written notice of such event to the Holder at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholder entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

11.    Transferability.   This  Warrant  shall  not  be  transferred,  assigned,
       ---------------
pledged, or otherwise hypothecated by the Holder without the express written consent of the Company. Notwithstanding the foregoing, the Holder may transfer or assign this Warrant, in whole or in part, to the Registered Representatives or Principals of the Holder.

12.    Informational  Requirements.  The  Company  will  transmit to the  Holder
       ---------------------------
such information, documents and reports as are generally distributed to stockholders of the Company concurrently with the distribution thereof to such stockholders.

13.    Parties.  This  agreement  shall  inure  to the benefit of and be binding
       -------
upon the Company and Holder, and their respective affiliates, officers, directors, registered representatives, employees and persons who control the Corporation and Holder and their respective successors and assigns, and no other person shall acquire or have any right by virtue of this agreement.

14.    Governing  Law and Supersession.  This agreement shall be governed by and
       --------------------------------
construed and interpreted in accordance with the laws of the State of Colorado and shall supersede any previous agreements, written or oral, expressed or implied, between the parties relating to the subject matter hereof.

15.    No  Partnership;  Survival or  Representations.  Nothing herein contained
       -----------------------------------------------
shall be construed to constitute an association, partnership, unincorporated business or any other entity between the Company and Holder.

16.    Validity  of  Agreement.  The invalidity of any portion of this agreement
       -----------------------
shall  not  affect  the  validity  of  the  remainder  thereof.

17.    Further Assurances.  Each of the parties hereto agrees on behalf of  such
       ------------------
party, his, her or its successors and assigns, that such party will, without further consideration, execute, acknowledge and deliver such other documents and take such other action as may be necessary or convenient to carry out the purposes of this agreement.

18.    Modification.  This  agreement  may  only be  modified in writing, signed
       ------------
by both parties hereto, and any purported oral modifications shall be unenforceable.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its President and its seal affixed and attested by its Secretary.

Dated:  December  27,  2002                    Star  E  Media  Corp.,
                                               a  Nevada  corporation

                                               /s/ E. G. Abbadessa
                                               ---------------------------------
                                               By:  E. G. Abbadessa
                                               Its:  President


                                               ATTESTED:

                                                /s/ Brian A. Lebrecht
                                               ---------------------------------
                                               By:  Brian A. Lebrecht
                                               Its:  Attorney-in-Fact

                         [FORM OF ELECTION TO PURCHASE]


     The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by this Warrant Certificate for, and to purchase securities of _____________________ and herewith makes payment of $______ therefor, and requests that the certificates for such securities be issued in the name of, and delivered to _______________________, whose address is _________________________________________.




Dated:     ____________________,  20___
____________________________________
                                          By:     ______________________________


     (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)


                                            ____________________________________
                                            (Insert  Social  Security  or  Other
                                             Identifying Number of Holder)